EXHIBIT (c) (2)

                                SELLING AGREEMENT

This AGREEMENT is effective _________ , 200__ , by and among Ameritas Life Insurance Corp. ("Ameritas"), Acacia Life Insurance Company ("Acacia"), The Union Central Life Insurance Company ("Union Central") (Ameritas, Acacia and Union Central are referred to as the "Insurance Company(ies)"); Ameritas Investment Corp.; and ________________________ ("Broker-Dealer").
WHEREAS, the Insurance Companies issue certain individual variable and traditional life insurance and annuity policies and group annuities ("Policies"), which Policies are filed as required in the jurisdictions where they may be offered and which individual variable life and annuity Policies are deemed securities under the Securities Act of 1933 as Amended ("1933 Act"); and WHEREAS, Ameritas Investment Corp. is duly licensed as a broker-dealer with the FINRA and the Securities and Exchange Commission ("SEC") and,
WHEREAS, Broker-Dealer is duly licensed as a broker-dealer with the FINRA and the SEC, and
WHEREAS, Ameritas and Union Central each have appointed Ameritas Investment Corp. as the Principal Underwriter of the individual variable life insurance and variable annuity Policies each offers, and WHEREAS, the Insurance Companies propose to have Broker-Dealer's registered representatives ("Representative(s)") who are also duly licensed insurance agents solicit sales of the Policies, and WHEREAS, Ameritas Investment Corp. delegates to Broker-Dealer, to the extent legally permitted, training and certain administrative responsibilities and duties,
NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the parties hereto agree as follows:

A. APPOINTMENT
The Insurance Companies and Ameritas Investment Corp. hereby appoint Broker-Dealer to supervise solicitations of the Policies, and to facilitate solicitations of sales of the Policies described in Exhibit A, which is attached hereto and incorporated by reference.

B. REPRESENTATIONS
1. The Insurance Companies, Ameritas Investment Corp., and Broker-Dealer each represents to the others that it and the undersigned officers have full power and authority to enter into this Agreement.
2. Ameritas Investment Corp. represents that it is (a) registered as a broker-dealer under the Securities Exchange Act of 1934 as Amended ("1934 Act"),
(b) licensed under the Blue Sky Laws and state insurance laws of each jurisdiction in which such registration is required for the sale of the variable Policies, and (c) a member in good standing of the FINRA.
3. Broker-Dealer represents that it is (a) registered as a broker-dealer under the 1934 Act, (b) licensed under the Blue Sky Laws of each jurisdiction in which it conducts business and such registration is required for the sale of the Policies, and (c) a member in good standing of the FINRA.
4. Ameritas represents that it is licensed to issue insurance in 49 states (all states except New York) and in the District of Columbia; Acacia represents that it is licensed to issue insurance in 47 states (all states except Alaska, Maine, and New York) and in the District of Columbia; Union Central represents that it is licensed to issue insurance in all 50 states and the District of Columbia.
5. Each Insurance Company represents that the Policies it issues have been filed and approved by the insurance department or other appropriate regulatory agency in each jurisdiction where the Policies are offered. A list of Policies and jurisdictions where they may be sold will be provided to the Broker-Dealer.
6. Ameritas and Union Central each has appointed Ameritas Investment Corp. as the Principal Underwriter for the variable life and annuity Policies it issues.
7. Ameritas and Union Central each represents that for the variable life and variable annuity Policies it issues the registration statements and prospectuses, including post-effective amendments and any supplements filed with the SEC, as of their respective effective dates, will contain all statements and information required and will conform to the requirements of the 1933 Act and the rules and regulations under the 1933 Act. No prospectus or supplement will include an untrue statement of a material fact or omit a required material fact necessary to make the statements not misleading. The separate accounts for the variable Policies comply with the Investment Company Act of 1940 as Amended. However, these representations shall not apply to written information furnished to the Insurance Companies by Broker-Dealer specifically for use in a prospectus or supplement, nor shall they apply to information contained in or omitted from any prospectus or supplement of any underlying investment fund.

C. COMPLIANCE WITH FINRA RULES OF FAIR PRACTICE AND FEDERAL AND STATE SECURITIES AND STATE INSURANCE LAWS
Ameritas Investment Corp. and Broker-Dealer each agrees to abide by all rules and regulations of the FINRA, including its Rules of Fair Practice, and to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting the sale of the Policies.

D. LICENSING AND/OR APPOINTMENT OF REPRESENTATIVES AND AGENTS
Broker-Dealer shall assist the Insurance Companies and Ameritas Investment Corp. in the licensing and/or appointment of Agents and Representatives under applicable insurance and securities laws and regulations. The Insurance Companies reserve the right to refuse to appoint and may terminate any Agent or Representative.

Broker-Dealer shall submit licensing/appointment papers to the Insurance Companies for all Agent and Representative applicants. Further, Broker-Dealer certifies and represents that it will fulfill all the following requirements in conjunction with the submission of licensing/appointment papers for all such applicants, and will, upon request, forward proof of compliance to the Insurance Companies and/or Ameritas Investment Corp. in a timely manner.
1. Broker-Dealer has made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence and business reputation and declares that each applicant is known to the Broker-Dealer, has been examined by it, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a securities and a life insurance license. By submitting an applicant's papers for appointment, Broker-Dealer represents that the individual is trustworthy, competent and qualified to act as an Agent and/or Representative for the Insurance Companies and maintain good faith with the general public. The Broker-Dealer vouches for each applicant.
2. Broker-Dealer has on file all forms required by the FINRA, state insurance, and securities licensing authorities, which forms have been completed by each applicant. Broker-Dealer has fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through the Broker-Dealer, and each applicant is presently registered as an FINRA registered representative and licensed with applicable state licensing authorities. The above information in the Broker-Dealer files indicates no fact or condition which would disqualify the applicant from receiving or maintaining a securities or life insurance license and all the findings of all investigative information are favorable.
3. Broker-Dealer certifies that all educational requirements have been met for all states for which an applicant is requesting a securities or life insurance license, and that all applicants have fulfilled the appropriate examination, education and training requirements.
4. lf the applicant is required to submit their picture, fingerprints, signature, and/or securities registration in the state in which they are applying for a securities or life insurance license, Broker-Dealer certifies that those items forwarded to the Insurance Companies or Ameritas Investment Corp. are those of the applicant and that the securities registration is a true copy of the original.
5. Broker-Dealer represents that, to the best of its knowledge, the applicant is not applying for a securities or life insurance license with the Insurance Companies in order to obtain Policies chiefly and solely for the applicant and/or the applicant's relatives.
6. Broker-Dealer will not permit any applicant to act as a life insurance agent until duly licensed and appointed. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be permitted to do so until they have met the licensing and appointment requirements of relevant states' laws.
7. Broker-Dealer certifies that each agent will receive close and adequate supervision in connection with the sale of Policies issued by the Insurance Companies. The Broker-Dealer will make inspections when needed of any or all risks written by its agents, to properly protect the insurance interests of the public.

E. SUPERVISION OF REGISTERED REPRESENTATIVES
Broker-Dealer shall have full responsibility for the training and supervision of all Representatives associated with Broker-Dealer who are engaged directly or indirectly in the offer or sale of the Policies, and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' activities in connection with the sale of the Policies. Broker-Dealer shall comply with the Insurance Companies' administrative procedures involving federal securities laws and state insurance laws. Before Representatives engage in the solicitation of applications for the Policies, the Broker-Dealer will cause the Representatives
(1) to be trained in the sale of the Policies; (2) to qualify

UNIFI Companies Selling Agreement     -2-
under applicable federal and state laws to engage in the sale of the Policies;
(3) to be registered representatives of Broker-Dealer; and (4) to limit solicitation of applications for the Policies to jurisdictions where the Insurance Companies have authorized such solicitation. Broker-Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of Ameritas Investment Corp. or the Insurance Company and shall notify Ameritas Investment Corp. if a Representative ceases to be a registered representative of Broker-Dealer. Broker-Dealer shall also cause all sales of the Policies to be reviewed for suitability as provided for in the FINRA rules. Broker-Dealer is specifically responsible for supervising and reviewing Representatives' use of sales literature and advertising and all other communications with the public in connection with the Policies. Upon request by Ameritas Investment Corp., Broker-Dealer shall furnish appropriate records or other documentation as evidence of Broker-Dealer's diligent supervision.

F. NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE
In the event a Representative fails or refuses to submit to Broker-Dealer's supervision or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall immediately notify Ameritas Investment Corp. of such fact and inform the Representative that he or she is no longer authorized to sell the Policies. Broker-Dealer shall take any additional action necessary to terminate the former Representative's activities relating to the Policies.

G. POLICY FORMS, PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING Broker-Dealer shall be provided, at no expense to Broker-Dealer, with the following materials for products its Agents and Representatives will solicit:
(1) Policy forms; (2) variable product prospectuses, any post-effective amendments and supplements, and prospectuses, post-effective amendments and supplements for the underlying investment funds; and (3) such other materials that the Insurance Companies and Ameritas Investment Corp. determine to be necessary or desirable to properly solicit sales of the Policies. No sales promotion materials or advertising relating to the Policies shall be used by Broker-Dealer unless the specific item has been approved in writing by the respective Insurance Company or Ameritas Investment Corp. No representations in connection with the sales of the Policies, other than those contained in the Policy form, prospectus, sales promotion materials or advertising applicable to the Policies which have been pre-approved in writing by the respective Insurance Company or Ameritas Investment Corp., shall be made by the Broker-Dealer or its Agents and Representatives.

H. SECURING APPLICATIONS
All applications for Policies shall be made on application forms supplied by the Insurance Companies. Broker-Dealer will review all sales for suitability and all applications for completeness and correctness as to form. Broker-Dealer will not facilitate disruptive trading practices, including frequent or excessive market timing activity, and will not accept applications from individuals or entities known to the Broker-Dealer as having a history or intention of participating in such activities. Broker-Dealer will cause all complete and correct applications for suitable transactions to be promptly forwarded to the applicable Insurance Companies, together with any payments received with the applications, without deduction for compensation. The Insurance Companies reserve the right to reject any Policy application and return any payment made in connection with an application that is rejected. Policies issued on applications accepted by the Insurance Companies will be forwarded to the owner of the Policy ("Policyowner") in accordance with the administrative procedures of the respective Insurance Company.

I. PAYMENTS RECEIVED BY BROKER-DEALER
Broker-Dealer is not authorized to accept any premium payments ("Payments") except initial Policy premiums. All Payments are the property of the respective Insurance Company. Broker-Dealer shall immediately remit all Payments to the Insurance Company, without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer. All Policyowner checks should be made payable directly to the Insurance Company issuing the Policy. The Insurance Companies will not accept Payments in the form of checks drawn on Broker-Dealer or Agent or Representative accounts.

J. COMMISSIONS PAYABLE
Commissions payable in connection with the policies shall be paid to the Broker-Dealer or, at the request and with the permission of the Broker-Dealer, in the states listed on Schedule E, to the Broker-Dealer or to a Compensation Administrator on behalf of the Broker-Dealer's Representative. Broker-Dealer's request and permission must be in writing. In those instances where the Broker-Dealer or a Compensation Administrator receives commissions on behalf of the Representative or shares commissions with the Representative, the Broker-Dealer will remain

UNIFI Companies Selling Agreement     -3-
responsible for record-keeping, training, state licensing, and supervising the Representative's activities for compliance with federal and state securities laws, state insurance laws, and FINRA Rules. Commissions will be paid as a percentage of payments received in cash or other legal tender and accepted by the Insurance Companies on applications obtained by the Agent or Representatives of the Broker-Dealer. Upon termination of this Agreement, all compensation to the Broker-Dealer hereunder shall cease; however, Broker-Dealer shall continue to be liable for any charge-backs pursuant to Sections M and N of this Agreement or for any other amounts advanced by or otherwise due Ameritas Investment Corp. or the Insurance Companies. The Insurance Companies reserve the right to pay reduced commissions if a new Policy is issued and an existing Policy on the same life is terminated or lapses (1) within six months prior to the date of the application for the new Policy; or (2) within twelve months after the issue date of the new Policy.

K. TIME OF PAYMENT
Ameritas Investment Corp. or the respective Insurance Company shall pay any compensation due Broker-Dealer in a timely manner.

L. CHANGE OF COMMISSION SCHEDULE
The Insurance Companies may, with prior written notice to Broker-Dealer, change the Commission Schedules. Any such change shall be by written amendment of the particular schedule or schedules and shall apply to compensation due on applications received by the Insurance Companies on or after the effective date of such change.

M. FINANCIAL PLANNING OR OTHER FEES
Neither Broker-Dealer nor any Representative associated with Broker-Dealer may accept from any individual or entity any share of financial planning or other fee income, either directly or indirectly derived from the sale of Policies sold pursuant to this Agreement, unless permitted to do so by federal law and state law where the Broker-Dealer or Representative(s) is/are licensed to do business. It shall be the sole responsibility of Broker-Dealer to ensure that all Representatives associated with Broker-Dealer do not accept such income. If federal and state laws where the Broker-Dealer or Representative(s) is/are licensed to do business permit an insurance agent to accept commission payments and financial planning or other fee income from the sale of a Policy it shall be the sole responsibility of Broker-Dealer, before accepting such a fee or permitting an Agent or Representative to accept such fees, to ensure that Broker-Dealer and the Agent or Representative secure any and all licenses necessary to charge fees as may be required by federal law, by the laws of the state(s) in which Broker-Dealer and Agent or Representative are licensed to solicit insurance, and by Ameritas Investment Corp. and/or the Insurance Companies.

N. CANCELLATION OF POLICY
If an Insurance Company is required to refund premiums or return accumulation values and waive surrender charges on any Policy for any reason no commission will be payable with respect to said Payments and the Broker-Dealer must return any commission previously paid for said Payments to the Insurance Company or Ameritas Investment Corp. If an Insurance Company is required to pay a death benefit on an annuity Policy (the greater of the premiums paid or the accumulation value to the Policy beneficiary without surrender or withdrawal charges) within one year of the Policy date and the death was not accidental, the Insurance Company or Ameritas Investment Corp. may, in its sole discretion, require refund of the commission paid. Ameritas Investment Corp. agrees to notify Broker-Dealer within thirty (30) days after it receives notice from the Insurance Company of any premium refund or a commission charge-back. Any refund of commission which Broker-Dealer must make under this Section shall be netted (charged back) against Broker-Dealer's next month's commissions. Broker-Dealer shall be liable to the respective Insurance Company for any commission refund in excess of commissions payable to Broker-Dealer.

O. CONFIRMATIONS
Upon or prior to completion of each transaction for which the issuance of a confirmation is legally required, a confirmation reflecting the fact of the transaction and those items required under SEC Rule 10b-10 will be promptly forwarded to the Policyowner by the Insurance Company on Ameritas Investment Corp.'s behalf. A copy of such confirmations will be made available to Broker-Dealer upon request.

P. REPLACEMENTS OR ROLLOVERS
Broker-Dealer expressly agrees that neither it nor its agents will engage in any course of conduct to replace policies issued by the Insurance Companies or recommend or cause the surrenders of cash values of the Policies sold under this Agreement to purchase or exchange for insurance policies or contracts issued by other insurance companies.

UNIFI Companies Selling Agreement     -4-

Q. LIMITATIONS
No party other than the Insurance Company which issues the Policy shall have the authority to make, alter, or discharge any Policy, to waive any forfeiture or to grant, permit, or to extend the time of making any Payments, or to alter the forms which the Insurance Company prescribes, or substitute other forms in place of those prescribed, or to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of the Insurance Company.

R. BOOKS AND RECORDS
The Insurance Companies, Ameritas Investment Corp., and Broker-Dealer agree to maintain the books, accounts and records so as to clearly and accurately disclose the nature and details of transactions and to assist each other in the timely preparation of records. Ameritas Investment Corp. and Broker-Dealer shall each submit such records to the regulatory and administrative authorities which have jurisdiction over the Insurance Companies or the underlying investment fund shares. Each party to this Agreement shall promptly furnish to the other party(ies) any reports and information which the other party(ies) may request for the purpose of meeting its reporting and record-keeping requirements under
(1) the insurance laws of any state, (2) federal and state securities laws, or
(3) FINRA rules.

S. NOTIFICATION OF DISCIPLINARY PROCEEDINGS
Broker-Dealer agrees to notify Ameritas Investment Corp. and the Insurance Companies in a timely fashion of any disciplinary proceedings against Broker Dealer or any of Broker-Dealer's Agents or Representatives who solicit sales of the Policies. Broker-Dealer also shall notify Ameritas Investment Corp. and the Insurance Companies of any threatened or filed arbitration action or civil litigation arising out of Broker-Dealer's solicitation of the Policies.

T. PRIVACY
The Insurance Companies, Ameritas Investment Corp. and Broker-Dealer respectively agree that all Nonpublic Personal Information obtained in the performance of duties and obligations under the Agreement shall be held in the strictest confidence and will not be used for any other purpose except to perform duties under the Agreement. Such information shall not be disclosed to any third party without the express written consent of the affected individual or as may be required by any regulatory authority or court of competent jurisdiction. Each party will establish procedures to protect the security and confidentiality of such information and agrees to abide by those procedures. Nonpublic Personal Information shall mean any financial or health information furnished to any party to this Agreement, its associates, and representatives in the performance of duties or obligations under this Agreement.

U. ANTI-MONEY LAUNDERING PROCEDURES
Each party to this Agreement hereby agrees to comply with all applicable laws, regulations, and policies aimed at preventing, detecting, and reporting money laundering and suspicious transactions and will take all necessary and appropriate steps, consistent with applicable regulations and generally accepted industry practices, to (1) obtain, verify, and retain information with regard to investor and/or account owner identification and source of funds, and (2) to maintain records of all account transactions.

Each party to this Agreement also agrees (to the extent consistent with applicable law) to take all steps necessary and appropriate to provide requested information about investors and/or accounts to any other party to this Agreement that shall request such information due to an inquiry or investigation by any law enforcement, regulatory or administrative authority. To the extent permitted by applicable law and/or regulation, each party to this Agreement shall notify all other parties to this Agreement of any concerns that shall arise in connection with any Policyholder in the context of relevant anti-money laundering legislation/regulations. Each party to this Agreement shall hold harmless all other parties to this Agreement for any actions that may arise from good faith attempts to comply with all applicable anti-money laundering laws, rules and regulations of governmental agencies, law enforcement organizations and self regulatory organizations.

V. HOLD HARMLESS AND INDEMNIFICATION PROVISIONS
1. The Insurance Companies will indemnify and hold Broker-Dealer harmless from any and all losses, claims, damages or liabilities (or actions in respect thereof), to which Broker-Dealer may become subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement of any material fact contained in the prospectus or the Insurance Companies' prepared sales or advertising material for any of the Policies or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission

UNIFI Companies Selling Agreement     -5-
to state a material fact required to be stated therein or necessary to make the statements not misleading; and will provide Broker-Dealer with appropriate legal representation in connection with investigating or defending against such loss, claim, damage, or liability, provided, however, that the Insurance Companies shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished by Broker-Dealer. The Insurance Companies shall not indemnify Broker-Dealer for any action where an applicant for any of the Policies was not given, at or prior to written confirmation of the sale of the Policies, a copy of the appropriate prospectus together with the related investment fund prospectuses, statements of additional information if requested, and any supplements or amendments, as furnished to Broker-Dealer by the Insurance Companies. The foregoing indemnities shall, upon the same terms and conditions, extend to each director and officer of Broker-Dealer and any person controlling the Broker-Dealer.
2. The Insurance Companies and Ameritas Investment Corp. shall indemnify and hold harmless Broker-Dealer against any losses, claims, damages or liabilities (or actions in respect thereof), to which Broker-Dealer may become subject, insofar as such losses, claims, damages or liabilities result from negligent, fraudulent or unauthorized acts or omissions by the Insurance Companies and/or Ameritas Investment Corp. or their employees and are based upon (a) breach of the terms of this Agreement or (b) violation of any federal or state law or regulation applicable to this Agreement. The foregoing indemnities shall, upon the same terms and conditions, extend to each director and officer of Broker-Dealer and any person controlling the Broker-Dealer.
3. Broker-Dealer shall indemnify and hold harmless Ameritas Investment Corp. and the Insurance Companies from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which Ameritas Investment Corp. and/or the Insurance Companies may be subject, insofar as such losses, claims, damages or liabilities arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by Broker-Dealer, its employees or sales personnel or principals, including but not limited to those based upon (a) breach of the terms of this Agreement, (b) violation of any federal or state law or regulation applicable to this Agreement, (c) improper solicitations of applications for the Policies, or (d) any unauthorized use of sales materials or advertisements or any oral or written misrepresentations or any unlawful sales practices concerning the Policies or underlying fund shares, by Broker-Dealer. The foregoing indemnities shall, upon the same terms and conditions, extend to each director, officer, and associate of Ameritas Investment Corp. and the Insurance Companies and any person controlling Ameritas Investment Corp. or the Insurance Companies. The foregoing indemnities shall not extend to losses, claims, damages or liabilities arising out of death claims related to the mortality risks of the Policies.
4. If an indemnifiable party ("indemnitee") receives notice of the commencement of any action, such indemnitee shall, if a claim is to be made against the indemnifying party ("indemnitor"), promptly notify the indemnitor in writing of the commencement of such action; but the omission to so notify an indemnitor shall not relieve the indemnitor of any liability which it may otherwise have to any indemnitee. The indemnitor shall be entitled to assume the defense of the claim. After the indemnitor notifies the indemnitee that the indemnitor elects to assume the defense of the action, and with selection of counsel satisfactory to the indemnitee, the indemnitor shall not be liable to the indemnitee for any legal or other expense subsequently incurred by the indemnitee in connection with the defense thereof, other than reasonable costs of investigation.

W. NET REMIT PROGRAM
1. Prerequisites. This program is only available on Variable Annuity sales for carrying or clearing Broker-Dealers. Broker-Dealers must have specific written authorization from the customer to hold customer funds in brokerage accounts. They must also have the customer's authorization to forward amounts due the Insurance Company from the funds in the brokerage accounts. Broker-Dealers participating in this program represent that they meet the prerequisites by having the necessary written customer authorizations, and agree to adhere to the terms of Part 2 of this Section W. The Insurance Company(ies) authorizes Broker-Dealer to take part in the Net Remit Program based upon these representations.
2. The Program. Broker-Dealers participating in the Net Remit Program must always identify both the gross and net amounts on each payment forwarded to the Insurance Company. Payments received without such designations will be applied as gross payments with commissions to be paid. All payments received by the Broker-Dealer are the property of the Insurance Company and must be transmitted immediately in accordance with the administrative procedures of the Insurance Company, subject only to the deduction by Broker-Dealer of the appropriate commission from such payments.

UNIFI Companies Selling Agreement     -6-

X. TERMINATION This Agreement may be terminated:
1. At the option of any party upon fifteen (15) days' written notice to the other parties.
2. At the option of Ameritas Investment Corp., in the event that formal administrative proceedings are instituted against the Broker-Dealer by the FINRA, SEC, any state Insurance Commissioner or any other regulatory body, and Ameritas Investment Corp., in its sole judgment exercised in good faith, determines that any such administrative proceedings will have a material adverse effect upon the ability of the Broker-Dealer to perform its obligations under this Agreement.
3. At the option of Broker-Dealer in the event that any of the underlying funds are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Policies issued or to be issued by the Insurance Companies.
4. At the option of Broker-Dealer if the underlying fund(s) ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1954, as amended.
5. At their option, if an Insurance Company or Ameritas Investment Corp. shall determine, in their sole judgment exercised in good faith, that Broker-Dealer has suffered a material adverse change in its business or financial condition or is subject to material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Insurance Company(ies) or Ameritas Investment Corp. The Insurance Company or Ameritas Investment Corp. shall notify Broker-Dealer in writing of such determination and their intent to terminate this Agreement. After considering the actions taken by Broker-Dealer and any other changes in circumstances since the giving of such notice, the effective day of termination shall be the sixtieth (60th) day following the giving of such notice.
6. At the option of any party hereto upon the breach by any party of the covenants and terms of this Agreement.

Y. INDEPENDENT CONTRACTORS
Broker-Dealer and its Agents and Representatives are independent contractors with respect to the Insurance Companies and Ameritas Investment Corp.

Z. AMENDMENTS
No amendment to this Agreement will be effective unless it is in writing and signed by all parties to the Agreement.

AA. NON-ASSIGNABLE
This Agreement may not be assigned by any party except by mutual consent.

BB. NO WAIVER
Failure of a party to terminate this Agreement for any cause set forth in this Agreement will not constitute a waiver of the right to terminate this Agreement at a later time for any cause.

CC. SEVERABLE
Should any provision of this Agreement be held unenforceable, those provisions not affected by the determination of unenforceability shall remain in full force and effect.

DD. GOVERNING LAW
This Agreement will be construed in accordance with the laws of the State of Nebraska.

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The Parties have caused this Agreement to be executed by the following authorized individuals for the purposes expressed herein.

Ameritas Life Insurance Corp.

By: /s/ Arnold D. Henkel
    -------------------------------------------------------------------

Print Name and Title: Arnold D. Henkel
                      -------------------------------------------------
                      Senior Vice President - Individual Distribution


Acacia Life Insurance Company

By: /s/ Arnold D. Henkel
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Print Name and Title: Arnold D. Henkel
                      -------------------------------------------------
                      Senior Vice President - Individual Distribution


The Union Central Life Insurance Company

By: /s/ Kevin W. O'Toole
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Print Name and Title: Kevin W. O'Toole
                      -------------------------------------------------
                      Senior Vice President


Ameritas Investment Corp.

By: /s/ Salene Hitchcock-Gear
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Print Name and Title: Salene Hitchcock-Gear
                      -------------------------------------------------
                      President & Chief Executive Officer (CEO)


Broker-Dealer: ________________________________________________________

Tax Identification Number: ____________________________________________

By:   _________________________________________________________________

Print Name: ___________________________________________________________

Address: ______________________________________________________________

Telephone: _________________________     Fax: _________________________


UNIFI Companies Selling Agreement     -8-

                 SCHEDULE IDENTIFYING INDEPENDENT BROKER-DEALERS
                  WHICH ARE PARTIES TO UNIFI SELLING AGREEMENTS

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1ST GLOBAL CAPITAL CORP                    LIFEMARK SECURITIES CORP
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A CH SECURITIES, INC.                      LIGHTHOUSE CAPITAL CORP
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ABACUS INVESTMENT                          LIGHTHOUSE SECURITIES
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ACCUMULATION PLANNING INC                  LINCOLN FINANCIAL ADVISORS CORP
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ADVANCED ADVISOR GROUP LLC                 LINCOLN FINANCIAL SECURITIES CORPORATION
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ADVISOR DEALER SERVICES INC                LINCOLN INVESTMENT
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ADVISORY GROUP EQUITY SERVICES LTD         LM FINANCIAL PARTNERS INC
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AFA FINANCIAL GROUP LLC                    LOCKTON FINANCIAL ADVISORS LLC
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AFS BROKERAGE INC                          LOMBARD SECURITIES
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AIG FINANCIAL ADVISORS INC                 LPL FINANCIAL SERVICES
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AIG RETIREMENT ADVISORS INC                LSY INC
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ALLEGHENY INVESTMENT LTD                   M & I BROKERAGE SERVICES INC
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ALLSTATE FINANCIAL SVCS LLC                M HOLDINGS SECURITIES INC
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ALTERNATIVE WEALTH STRATEGIES INC          MACK INVEST SEC INC
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AMCORE INVESTMENT SVCS INC                 MADISON AVENUE SECURITIES INC
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AMEGY INVESTMENTS INC                      MAGNER SECURITIES LLC
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AMERICAN CLASSIC SECURITIES INC            MAIN STREET SECURITIES LLC
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AMERICAN FINANCIAL ASSOCIATES INC          MAXIMUM FINANCIAL INVESTMENT
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AMERICAN FINANCIAL SEC INC                 MCADAMS WRIGHT RAGEN INC
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AMERICAN FUNDS & TRUSTS INC                MCC SECURITIES
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AMERICAN INDEPENDENT SECURITIES GRP LLC    MCCLURG CAPITAL CORP
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AMERICAN PORTFOLIOS FIN SVC INC            MCL FINANCIAL GRP INC
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AMERICAN WEALTH MANAGEMENT INC             MEDALLION INV SERV
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ANDERSON & STRUDWICK INC                   MERIDIAN ASSET MANAGEMENT
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AOS INC                                    MERRIMAC CORPORATION SECURITIES INC
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ASH SECURITIES WHOLESALING INC             MESIROW FINANCIAL INC-BD
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ASHLAND SECURITIES INC                     METLIFE SECURITIES INC
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ASHTON YOUNG FINC SVCS                     MICHIGAN SECURITIES INC
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ASKAR CORP                                 MID ATLANTIC CAPITAL CORPORATION
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ASSET MANAGEMENT SEC CORP                  MIDAMERICA FINANCIAL SERVICES INC
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ASSIST INVESTMENT                          MID-ATLANTIC SEC INC
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ASSOCIATED FIN SVCS INC                    MIDSOUTH CAPITAL INC-BD
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ASSOCIATED SECURITIES CORP                 MIDWESTERN SECURITIES TRADING CO LLC
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ATLANTIC SECURITIES ASSOCIATES             MML INVESTORS SVCS INC
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AURA FINANCIAL SERVICES INC                MOLONEY SECURITIES CO
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AXA ADVISORS LLC                           MONEY CONCEPTS CAPITAL CORP
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B C ZIEGLER AND COMPANY                    MONEY MANAGEMENT ADV INC
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B.B. GRAHAM & CO., INC.                    MORGAN KEEGAN COMPANY
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B/D HOLDINGS INC                           MORGAN PEABODY INC
------------------------------------------ ------------------------------------------
BAIRD MANAGEMENT CORPORATION               MORGAN STANLEY & CO INC
------------------------------------------ ------------------------------------------
BALLEW INVESTMENTS                         MP LINN INC
------------------------------------------ ------------------------------------------
BANC ONE SECURITES CORP                    MTL EQUITY PRODUCTS
------------------------------------------ ------------------------------------------
BANCWEST INVESTMENT SERVICES INC           MULTI FINANCIAL SECURITIES CORP
------------------------------------------ ------------------------------------------
BANKERS & INVESTORS                        MULTIPLE FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
BANNON OHANESIAN & LECOURS INC             MUTUAL SERVICE CORP
------------------------------------------ ------------------------------------------
BEACONSFIELD FINANCIAL SERVICES INC        MWA FINANCIAL SVCS
------------------------------------------ ------------------------------------------
BENEFICIAL INVESTMENT SERVICES INC         NATIONAL PLANNING CORP
------------------------------------------ ------------------------------------------
BENEFIT FUNDING SERVICES LLC               NATIONAL SECURITIES CORP
------------------------------------------ ------------------------------------------
BENTLEY LAWRENCE SEC                       NATIONS FINANCIAL GRP
------------------------------------------ ------------------------------------------
BERTHEL FISHER & CO FINANCIAL SRVS INC     NATIONWIDE SECURITIES LLC
------------------------------------------ ------------------------------------------
BLACK OAK SECURITIES INC                   NBC SECURITIES INC
------------------------------------------ ------------------------------------------

                 SCHEDULE IDENTIFYING INDEPENDENT BROKER-DEALERS
           WHICH ARE PARTIES TO UNIFI SELLING AGREEMENTS, (continued)

------------------------------------------ ------------------------------------------
BOSC INC                                   NE PRIVATE CLIENT ADVISORS LTD
------------------------------------------ ------------------------------------------
BPU INVESTMENT GROUP                       NELNET CAPITAL LLC
------------------------------------------ ------------------------------------------
BROKER DEALER FIN                          NEVWEST SECURITIES INC
------------------------------------------ ------------------------------------------
BROKERS INTERNATIONAL FINANCIAL SVCS LLC   NEW ENGLAND SECURITIES
------------------------------------------ ------------------------------------------
BROKERSXPRESS LLC                          NEWBRIDGE SECURITIES CORP
------------------------------------------ ------------------------------------------
BROOKSTONE SECURITIES INC                  NEXT FINANCIAL GROUP INC
------------------------------------------ ------------------------------------------
BROWN ASSOCIATES, INC.                     NFP SECURITIES INC
------------------------------------------ ------------------------------------------
BUTLER FREEMAN TALLY FIN GROUP LLC         NICOL INVESTORS CORPORATION
------------------------------------------ ------------------------------------------
C B HILL & ASSOCIATES INC                  NIKOH SECURITIES CORP
------------------------------------------ ------------------------------------------
CADARET GRANT & CO INC                     NOBLE INTERNATIONAL INVESTMENTS INC
------------------------------------------ ------------------------------------------
CALTON & ASSOCIATES INC                    NORTH RIDGE SEC CORP
------------------------------------------ ------------------------------------------
CAMBRIDGE INVESTMENT                       NORTHEAST SECURITIES INC
------------------------------------------ ------------------------------------------
CAMBRIDGE LEGACY SECURITIES LLC            NORTHLAND SECURITIES INC
------------------------------------------ ------------------------------------------
CANTELLA & CO INC                          NORTHWESTERN MUTUAL INVESTMENT SERVICES
------------------------------------------ ------------------------------------------
CAPFINANCIAL PARTNERS LLC                  NPB FINANCIAL GROUP LLC
------------------------------------------ ------------------------------------------
CAPITAL ANALYSTS INC                       NRP FINANCIAL INC
------------------------------------------ ------------------------------------------
CAPITAL BROKERAGE CORPORATION              NUTMEG SECURITIES LTD
------------------------------------------ ------------------------------------------
CAPITAL FINANCIAL SERVICES                 NYLIFE SECURITIES LLC
------------------------------------------ ------------------------------------------
CAPITAL GROUP SECURITIES INC, THE          O N EQUITY SALES CO, THE
------------------------------------------ ------------------------------------------
CAPITAL GUARDIAN                           OAK TREE SECURITIES & INS SVCS
------------------------------------------ ------------------------------------------
CAPITAL INVESTMENT BROKERAGE INC           OAKBROOK FINANCIAL GROUP LLC
------------------------------------------ ------------------------------------------
CAPITAL INVESTMENT GROUP                   OAKWOOD SECURITIES INC
------------------------------------------ ------------------------------------------
CAPITAL MANAGEMENT SECURITIES INC          OFG FINANCIAL SVCS INC
------------------------------------------ ------------------------------------------
CAPITAL ONE INVESTMENTS LLC                OGILVIE SECURITY ADVISORS CORP
------------------------------------------ ------------------------------------------
CAPITAL RESEARCH CORPORATION               OKOBOJI FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
CAPITAL SEC INV CORP                       OMEGA SECURITIES, INC.
------------------------------------------ ------------------------------------------
CAPITAL SELECT INVESTMENT CORP             OMNIVEST INC
------------------------------------------ ------------------------------------------
CAPITOL SECURITIES MANAGEMENT INC          ONLINE BROKERAGE SERVICES INC
------------------------------------------ ------------------------------------------
CAPWEST SECURITIES INC                     OPPENHEIMER & CO INC
------------------------------------------ ------------------------------------------
CARDINAL INV                               PACIFIC FIN ASSOC INC
------------------------------------------ ------------------------------------------
CASCADE FINANCIAL MANAGEMENT INC           PACIFIC WEST SEC INC
------------------------------------------ ------------------------------------------
CASCADE INVESTMENT GROUP INC               PACKERLAND BRKGE SVCS INC
------------------------------------------ ------------------------------------------
CBIZ FINANCIAL SOLUTIONS INC               PARK AVENUE SECURITIES LLC
------------------------------------------ ------------------------------------------
CCF INVESTMENTS INC                        PARTNERVEST SECURITIES INC
------------------------------------------ ------------------------------------------
CENTAURUS FINANCIAL INC                    PATRICK FINANCIAL CORPORATION
------------------------------------------ ------------------------------------------
CENTURION SEC CORP                         PAVEK INVESTMENTS INC
------------------------------------------ ------------------------------------------
CENTURY INV GROUP                          PEACHTREE CAPITAL CORP
------------------------------------------ ------------------------------------------
CENTURY SECURITIES ASSOCIATES              PELION SECURITIES CORP
------------------------------------------ ------------------------------------------
CFD INVESTMENT INC                         PENATES GROUP INC
------------------------------------------ ------------------------------------------
CFG FINANCIAL ASSOCIATES INC               PERKINS SMART & BOYD INC
------------------------------------------ ------------------------------------------
CHAPMAN SECURITIES INC                     PERRYMAN SECURITIES INC
------------------------------------------ ------------------------------------------
CHOICE INVESTMENT PRODUCTS INC             PHILLIPS FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
CITY SECURITIES CORPORATION                PINNACLE INVESTMENTS LLC
------------------------------------------ ------------------------------------------
CLARK SECURITIES INC                       PJ ROBB VARIABLE CORP
------------------------------------------ ------------------------------------------
CLARY FINANCIAL PLANNING CORP.             PLAN FINANCIAL INC
------------------------------------------ ------------------------------------------
CLARY SECURITIES LLC                       PLANMEMBER SECURITIES CORP
------------------------------------------ ------------------------------------------
COASTAL EQUITIES INC                       PLUMWOOD SECURITIES CORPORATION
------------------------------------------ ------------------------------------------
COLONY PARK FINANCIAL SERVICES INC         PMK SEC & RESEARCH INC
------------------------------------------ ------------------------------------------
COMMONWEALTH FINANCIAL NETWORK             POLAR INVESTMENT COUNSEL INC
------------------------------------------ ------------------------------------------
COMMUNITY BANKERS SEC LLC                  PORTFOLIO ADVISORS ALLIANCE
------------------------------------------ ------------------------------------------

                 SCHEDULE IDENTIFYING INDEPENDENT BROKER-DEALERS
           WHICH ARE PARTIES TO UNIFI SELLING AGREEMENTS, (continued)

------------------------------------------ ------------------------------------------
COMPREHENSIVE ASSET MGMT & SERV INC        PORTFOLIO RESOURCES GROUP INC
------------------------------------------ ------------------------------------------
CONCORD EQUITY GROUP LLC, THE              PORTSMOUTH FINANCIAL SERVICES
------------------------------------------ ------------------------------------------
CONTINENTAL INVESTORS SERVICES INC         PRIM SECURITIES INC
------------------------------------------ ------------------------------------------
COORDINATED CAPITAL SECURITIES             PRIME CAPTIAL SERVICE
------------------------------------------ ------------------------------------------
COUNTRY CLUB FINANCIAL SERVICES INC.       PRIME CORE, INC
------------------------------------------ ------------------------------------------
COWEN & CO                                 PRIMESOLUTIONS SECURITIES INC
------------------------------------------ ------------------------------------------
CPA FINANCIAL ADVISERS                     PRIMEVEST FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
CROWN CAPITAL SECURITIES LP                PRIMEX
------------------------------------------ ------------------------------------------
CSB INVESTMENTS CO.                        PRINCETON EQUITY INC
------------------------------------------ ------------------------------------------
CUE FINANCIAL GROUP INC                    PRINCOR FIN SVCS CORP
------------------------------------------ ------------------------------------------
CULLUM & BURKS SECURITIES INC              PRIVATE CONSULTING GROUP
------------------------------------------ ------------------------------------------
CUNA BROKERAGE SECURITIES                  PROEQUITIES INC
------------------------------------------ ------------------------------------------
CUSO FINANCIAL SERVICES LP                 PROFESSIONAL ASSET MANAGEMENT INC
------------------------------------------ ------------------------------------------
CUTTER & COMPANY BROKERAGE INC             PROFESSIONAL INVESTMENT SERVICES
------------------------------------------ ------------------------------------------
D E WINE INVESTMENTS INC                   PROTECTED INVESTORS OF AMERICA
------------------------------------------ ------------------------------------------
D H HILL SECURITIES LLP                    PSA EQUITIES INC
------------------------------------------ ------------------------------------------
D.A. DAVIDSON & CO                         PUBLIC EMPLOYEES EQUITIES SERVICES COMP
------------------------------------------ ------------------------------------------
DALE K EHRHART INC                         PURSHE KAPLAN STERLING INVESTMENTS
------------------------------------------ ------------------------------------------
DALTON STRATEGIC INV SER INC               QA3 FINANCIAL CORP
------------------------------------------ ------------------------------------------
DAVID HUCKIN & ASSOCIATES INC              QUEENS ROAD SECURITIES LLC
------------------------------------------ ------------------------------------------
DAVINCI CAPITAL MANAGEMENT INC             QUEST CAPITAL STRATEGIES INC
------------------------------------------ ------------------------------------------
DELTA EQUITY SERVICES CORP                 QUEST SECURITIES INC
------------------------------------------ ------------------------------------------
DELTA TRUST INVESTMENTS INC                QUESTAR CAPITAL CORPORATION
------------------------------------------ ------------------------------------------
DESPAIN FINANCIAL CORPORATION              R M STARK & CO INC
------------------------------------------ ------------------------------------------
DETWILER MITCHELL FENTON & GRAVES INC      R T JONES CAPITAL EQUITIES INC
------------------------------------------ ------------------------------------------
DEUTSCHE BANK SEC                          R.D. KUSHNIR & CO.
------------------------------------------ ------------------------------------------
DEWAAY FINANCIAL NETWORK LLC               RAFFERTY CAPITAL MARKETS INC
------------------------------------------ ------------------------------------------
DISCOUNT SECURITIES GROUP INC              RAYMOND JAMES & ASSOC INC
------------------------------------------ ------------------------------------------
DIVERSIFIED SECURITIES, INC.               RAYMOND JAMES FINANCIAL SVCS INC
------------------------------------------ ------------------------------------------
DOLPHIN SECURITIES INC                     RBC CAPITAL MARKETS CORP
------------------------------------------ ------------------------------------------
DOMINION INVESTOR                          RCD FINANCIAL INC
------------------------------------------ ------------------------------------------
DORSEY AND COMPANY INC                     REGAL SECURITIES INC
------------------------------------------ ------------------------------------------
DORTCH SECURITIES & INVESTMENTS INC        REGIONAL INVESTMENT SERVICES INC
------------------------------------------ ------------------------------------------
DOUBLE EAGLE SEC OF AMERICA                RESOURCE HORIZONS GROUP LLC
------------------------------------------ ------------------------------------------
DP ASSET MANAGEMENT INC                    RHODES SECURITIES
------------------------------------------ ------------------------------------------
EAGLE ONE INVESTMENTS LLC                  RIDERWOOD GROUP INC, THE
------------------------------------------ ------------------------------------------
EBH SECURITIES INC                         RIVERSTONE WEALTH MGMT
------------------------------------------ ------------------------------------------
EDI FINANCIAL INC                          RMIN SECURITIES INC
------------------------------------------ ------------------------------------------
EDWIN C BLITZ INVESTMENTS                  ROBERT W BAIRD & CO INC
------------------------------------------ ------------------------------------------
EMMETT A LARKIN CO INC                     ROYAL ALLIANCE ASSOCIATES INC
------------------------------------------ ------------------------------------------
EMPIRE FINANCIAL GROUP INC                 RT HICKMAN SECURITIES BRKGE FIRM LLC
------------------------------------------ ------------------------------------------
EMPIRE SECURITIES CORP                     RYDEX DISTRIBUTORS INC
------------------------------------------ ------------------------------------------
EPLANNING SECURITIES INC                   SAGE RUTTY & CO INC
------------------------------------------ ------------------------------------------
EQUITABLE SECURITIES CORP.                 SAL FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
EQUITAS AMERICA LLC                        SAMCO FINANCIAL SVCS INC
------------------------------------------ ------------------------------------------
EQUITY ANALYSTS INC                        SAMMONS SECURITIES LLC
------------------------------------------ ------------------------------------------
EQUITY INVESTMENT SERVICES INC             SANDERS MORRIS HARRIS INC
------------------------------------------ ------------------------------------------
EQUITY SERVICES INC                        SAPERSTON FINANCIAL INC
------------------------------------------ ------------------------------------------
ESSEX NATIONAL SECURITIES INC              SAWTOOTH SECURITIES LLC
------------------------------------------ ------------------------------------------
ESSEX SECURITIES LLC                       SAXONY SECURITIES INC
------------------------------------------ ------------------------------------------

                 SCHEDULE IDENTIFYING INDEPENDENT BROKER-DEALERS
           WHICH ARE PARTIES TO UNIFI SELLING AGREEMENTS, (continued)

------------------------------------------ ------------------------------------------
FAIRPORT CAPITAL INC                       SCF SECURITIES INC
------------------------------------------ ------------------------------------------
FARMERS FINANCIAL SOLUTIONS LLC            SCOTT & STRINGFELLOW INC
------------------------------------------ ------------------------------------------
FAS CORP                                   SECURIAN FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
FB EQUITY SALES CORP OF MI                 SECURITIES AMERICA INC
------------------------------------------ ------------------------------------------
FERGUSON SETTLE & ASSOCIATES               SECURITIES CENTER INC, THE
------------------------------------------ ------------------------------------------
FERRIS BAKER WATTS                         SECURITIES CORPORATION OF AMERICA
------------------------------------------ ------------------------------------------
FINANCE 500 INC                            SECURITIES EQUITY GROUP
------------------------------------------ ------------------------------------------
FINANCIAL LINKS                            SECURITIES RESEARCH INC
------------------------------------------ ------------------------------------------
FINANCIAL MARKETING GROUP                  SECURITIES SERVICE NETWORK INC
------------------------------------------ ------------------------------------------
FINANCIAL NETWORK INVESTMENT CORP          SEIBT FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
FINANCIAL PLANNING CONSULTANTS             SG SECURITIES INC
------------------------------------------ ------------------------------------------
FINANCIAL SVCS INTL                        SHAREHOLDERS SERVICE GROUP INC
------------------------------------------ ------------------------------------------
FINANCIAL TELESIS                          SHAREMASTER
------------------------------------------ ------------------------------------------
FINANCIAL WEST GRP                         SICOR SECURITIES INC
------------------------------------------ ------------------------------------------
FINTEGRA LLC                               SIGMA FINANCIAL CORP
------------------------------------------ ------------------------------------------
FIRST ALLIED SECURITIES INC                SIGNAL SECURITIES INC
------------------------------------------ ------------------------------------------
FIRST AMERICAN CAPITAL AND TRADING CORP    SIGNATOR INVESTORS INC
------------------------------------------ ------------------------------------------
FIRST AMERICAN INV BNKING CORP, THE        SII INVESTMENTS INC
------------------------------------------ ------------------------------------------
FIRST CITIZENS FINANCIAL PLUS              SILICON VALLEY SECURITIES INC
------------------------------------------ ------------------------------------------
FIRST FINANCIAL EQUITY CORPORATION         SILVER OAK SECURITIES INC
------------------------------------------ ------------------------------------------
FIRST HEARTLAND CAPITAL INC                SMITH HAYES FIN SVCS
------------------------------------------ ------------------------------------------
FIRST INDEPENDENT FINANCIAL SERVICES INC   SORRENTO PACIFIC FINANCIAL LLC
------------------------------------------ ------------------------------------------
FIRST MIAMI SECURITIES INC                 SOURCE CAPITAL GROUP INC
------------------------------------------ ------------------------------------------
FIRST MIDWEST SECURITIES INC               SOUTHEAST INVESTMENTS N C INC
------------------------------------------ ------------------------------------------
FIRST POTOMAC INVESTMENT SERVICES INC      SPECTRUM CAPITAL INC
------------------------------------------ ------------------------------------------
FIRST WALL STREET CORP                     SPIRE SECURITIES LLC
------------------------------------------ ------------------------------------------
FIRST WESTERN ADVISORS                     ST BERNARD FIN SV INC
------------------------------------------ ------------------------------------------
FIRST WESTERN SECURITIES INC               STANFORD GROUP COMPANY
------------------------------------------ ------------------------------------------
FMN CAPITAL CORP                           STANFORD INVESTMENT GROUP INC
------------------------------------------ ------------------------------------------
FOOTHILL SECURITIES INC                    STANTON INVESTMENT SERV INC
------------------------------------------ ------------------------------------------
FORESTERS EQUITY SERVICES INC              STERLING ENTERPRISES GRP INC
------------------------------------------ ------------------------------------------
FORSYTH SECURITIES INC                     STERNE AGEE & LEACH INC
------------------------------------------ ------------------------------------------
FORTUNE FINANCIAL SERVICES INC             STIFEL NICOLAUS & CO INC
------------------------------------------ ------------------------------------------
FOUNDERS FINANCIAL SECURITIES LLC          STONEHURST SECURITIES INC
------------------------------------------ ------------------------------------------
FOX & COMPANY                              STONNINGTON GROUP LLC
------------------------------------------ ------------------------------------------
FOX & HENRY INC                            STRAND ATKINSON WILLIAMS & YORK INC
------------------------------------------ ------------------------------------------
FPC INC                                    STRATEGIC FIN ALLIANC INC, THE
------------------------------------------ ------------------------------------------
FSC SECURITIES CORP                        STRONGTOWER FINANCIAL INC
------------------------------------------ ------------------------------------------
G & W EQUITY SALES                         SUMMIT BROKERAGE SVCS INC
------------------------------------------ ------------------------------------------
G A REPPLE & COMPANY                       SUMMIT EQUITIES
------------------------------------------ ------------------------------------------
GARDNER FIN SVCS                           SUMMITALLIANCE SECURITIES LLC
------------------------------------------ ------------------------------------------
GEMISYS SECURITIES                         SUNSET FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
GENEOS WEALTH MANAGEMENT INC               SUPERIOR FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
GENWORTH FINANCIAL SECURITIES CORP         SUSSEX FINANCIAL GROUP INC
------------------------------------------ ------------------------------------------
GIRARD SECURITIES INC                      SWS FINANCIAL SERVICES
------------------------------------------ ------------------------------------------
GLOBAL BROKERAGE SERVICES                  SWS SECURITIES INC
------------------------------------------ ------------------------------------------
GLOBALINK SECURITIES, INC.                 SYMETRA INVESTMENT SVCS INC
------------------------------------------ ------------------------------------------
GOLD COAST SECURITIES INC                  SYNDICATED CAPITAL INC
------------------------------------------ ------------------------------------------
GRANITE SECURITIES LLC                     SYNERGY INV GROUP
------------------------------------------ ------------------------------------------
GRANT BETTINGEN INC                        SYNOVUS SECURITIES INC
------------------------------------------ ------------------------------------------
GREAT AMERICAN ADV INC                     T S PHILLIPS INVESTMENTS INC
------------------------------------------ ------------------------------------------

                 SCHEDULE IDENTIFYING INDEPENDENT BROKER-DEALERS
           WHICH ARE PARTIES TO UNIFI SELLING AGREEMENTS, (continued)

------------------------------------------ ------------------------------------------
GREAT AMERICAN INV                         TAVENNER COMPANY, THE
------------------------------------------ ------------------------------------------
GREAT NORTHERN FINANCIAL SECURITIES INC    TD AMERITRADE INC
------------------------------------------ ------------------------------------------
GREGORY J SCHWARTZ & CO INC                TDI INC.
------------------------------------------ ------------------------------------------
GUNNALLEN FINANCIAL INC                    TFS SECURITIES INC
------------------------------------------ ------------------------------------------
G-W BROKERAGE GROUP INC                    THOMAS JAMES ASSOCIATES, INC.
------------------------------------------ ------------------------------------------
GWN SECURITIES INC                         TJM SECURITIES INC
------------------------------------------ ------------------------------------------
GWR INVESTMENTS INC                        TOWER INVESTMENT GROUP INC
------------------------------------------ ------------------------------------------
H BECK INC                                 TOWER SQUARE SEC INC
------------------------------------------ ------------------------------------------
H C DENISON CO                             TRADE-PMR INC
------------------------------------------ ------------------------------------------
H D VEST INVESTMENT SECURITIES INC         TRANS WORLD SECURITIES LLC
------------------------------------------ ------------------------------------------
HANSON MCCLAIN                             TRANSAM SECURITIES INC
------------------------------------------ ------------------------------------------
HANTZ FINANCIAL SERVICES INC               TRANSAMERICA FIN ADVISORS INC
------------------------------------------ ------------------------------------------
HARBOR FINANCIAL SERVICES LLC              TRIAD ADVISORS INC
------------------------------------------ ------------------------------------------
HARBOUR INVESTMENT INC                     TRUBEE COLLINS & CO INC
------------------------------------------ ------------------------------------------
HARGER APARICIO & CO INC                   TRUE NORTH FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
HARRISON DOUGLAS INC                       TRUSTMARK INVESTMENTS INC
------------------------------------------ ------------------------------------------
HARVEST CAPITAL LLC                        TRUSTMONT FIN GRP INC
------------------------------------------ ------------------------------------------
HAWTHORNE SECURITIES CORPORATION           U S DISCOUNT BROKERAGE INC
------------------------------------------ ------------------------------------------
HBW SECURITIES LLC                         UNION BANK OF CALIFORNIA
------------------------------------------ ------------------------------------------
HEARTLAND INVESTMENT ASSOCIATES            UNION CAPITAL COMPANY
------------------------------------------ ------------------------------------------
HEATHER AGENCY INC.                        UNITED PLANNERS FINANCIAL SERVICES
------------------------------------------ ------------------------------------------
HEFREN-TILLOTSON INC                       UNIVEST SECURITIES INC
------------------------------------------ ------------------------------------------
HEIM YOUNG & ASSOC INC                     US BANCORP INVESTMENTS INC
------------------------------------------ ------------------------------------------
HIGH MARK SECURITIES INC                   US WEALTH ADVISORS LLC
------------------------------------------ ------------------------------------------
HIGHTOWER SECURITIES LLC                   USA ADVANCED PLANNERS INC
------------------------------------------ ------------------------------------------
HORACE MANN INVESTORS INC                  USA FINANCIAL SECURITIES CORP
------------------------------------------ ------------------------------------------
HORNOR TOWNSEND & KENT INC                 USF SECURITIES L P
------------------------------------------ ------------------------------------------
HORWITZ & ASSOCIATES INC                   USI SECURITIES INC
------------------------------------------ ------------------------------------------
HOUSE OF SECURITIES                        VALMARK SECURITIES INC
------------------------------------------ ------------------------------------------
HRC INVESTMENT SERVICES INC                VANDERBILT SECURITIES
------------------------------------------ ------------------------------------------
HUGH MARTIN SECURITIES                     VANGUARD CAPITAL
------------------------------------------ ------------------------------------------
HUNTLEIGH SECURITIES CORPORATION           VARIABLE INVESTMENT ADVISORS INC
------------------------------------------ ------------------------------------------
IBC INVESTMENTS                            VERITRUST FINANCIAL LLC
------------------------------------------ ------------------------------------------
IBN FINANCIAL SVCS                         VFIC SECURITIES INC
------------------------------------------ ------------------------------------------
IFMG SECURITIES INC                        VFINANCIAL INV INC
------------------------------------------ ------------------------------------------
INDEPENDENCE CAPITAL CO                    VICTOR A HUGHES COMPANY
------------------------------------------ ------------------------------------------
INDEPENDENT FINANCIAL GROUP LLC            VISTA FINANCIAL SERVICES CORP
------------------------------------------ ------------------------------------------
INDUSTRY SAVINGS PLANS INC                 VISUN SECURITIES CORPORATION
------------------------------------------ ------------------------------------------
INFINEX INVESTMENTS INC                    VORPAHL WING SECURITIES
------------------------------------------ ------------------------------------------
ING FINANCIAL ADVISERS LLC                 VSR FINANCIAL
------------------------------------------ ------------------------------------------
ING FINANCIAL PARTNERS INC                 W H COLSON SECURITIES INC
------------------------------------------ ------------------------------------------
INSTITUTIONAL CAPITAL MANAGEMENT INC       WACHOVIA SEC FINANCIAL NETWORK LLC
------------------------------------------ ------------------------------------------
INSTITUTIONAL SECURITIES CORPORATION       WACHOVIA SECURITIES INC
------------------------------------------ ------------------------------------------
INTEGRATED TRADING & INVESTMENTS INC       WACHOVIA SECURITIES LLC
------------------------------------------ ------------------------------------------
INTERACTIVE PLANNING CORP                  WADDELL & REED INC
------------------------------------------ ------------------------------------------
INTERCAROLINA FIN                          WALL STREET FINANCIAL GROUP
------------------------------------------ ------------------------------------------
INTERLINK SECURITIES CORP                  WALL STREET INVESTMENTS INC
------------------------------------------ ------------------------------------------
INTERMOUNTAIN FIN SVC                      WALNUT STREET SECURITIES
------------------------------------------ ------------------------------------------
INTERNATIONAL MONEY MANAGEMENT GROUP       WARNER GROUP INC
------------------------------------------ ------------------------------------------
INTERPACIFIC INVESTOR                      WARWICK SECURITIES INC
------------------------------------------ ------------------------------------------
INTERSECURITIES INC                        WASSERMAN & ASSOCIATES INC
------------------------------------------ ------------------------------------------

                 SCHEDULE IDENTIFYING INDEPENDENT BROKER-DEALERS
           WHICH ARE PARTIES TO UNIFI SELLING AGREEMENTS, (continued)

------------------------------------------ ------------------------------------------
INTERVEST INTERNATIONAL EQUITIES CORP      WATERFORD INVESTOR SERVICES INC
------------------------------------------ ------------------------------------------
INVESTACORP INC                            WATERSTONE FINANCIAL GROUP INC
------------------------------------------ ------------------------------------------
INVESTMENT ARCHITECTS INC                  WAVELAND SEC LLC
------------------------------------------ ------------------------------------------
INVESTMENT CENTER INC, THE                 WAYNE HUMMER INVESTMENTS LLC
------------------------------------------ ------------------------------------------
INVESTMENT CENTERS OF AMERICA INC          WC SMITH & CO INC
------------------------------------------ ------------------------------------------
INVESTMENT MANAGEMENT CORPORATION          WEALTH BUILDERS EQUITY CORP.
------------------------------------------ ------------------------------------------
INVESTMENT PLANNERS INC                    WEALTH MANAGEMENT RESOURCES INC
------------------------------------------ ------------------------------------------
INVESTMENT PROFESSIONALS                   WEDBUSH MORGAN SECURITIES
------------------------------------------ ------------------------------------------
INVESTORS BROKERAGE OF TEXAS LTD.          WELLS FARGO INVESTMENTS LLC
------------------------------------------ ------------------------------------------
INVESTORS CAPITAL CORP                     WELLSTONE SECURITIES INC
------------------------------------------ ------------------------------------------
INVESTORS SECURITY COMPANY INC             WESBANCO SECURITIES INC
------------------------------------------ ------------------------------------------
IRON STREET SECURITIES INC                 WESTERN INTL SEC INC
------------------------------------------ ------------------------------------------
JJB HILLARD WL LYONS INC                   WESTERN STRATEGIC ADVISORS LLP
------------------------------------------ ------------------------------------------
JMC FINANCIAL CORPORATION                  WESTMINSTER FINANCIAL SECURITIES INC
------------------------------------------ ------------------------------------------
JP TURNER & CO LLC                         WESTON SECURITIES CORPORATION
------------------------------------------ ------------------------------------------
JW CHARLES SECURITIES INC                  WESTPORT FINANCIAL SERVICES LLC
------------------------------------------ ------------------------------------------
JW COLE FINANCIAL INC                      WESTPORT RESOURCES INVESTMENT SVC INC
------------------------------------------ ------------------------------------------
K W CHAMBERS & CO INC                      WESTVIEW CAPITAL INVESTMENTS
------------------------------------------ ------------------------------------------
KALOS CAPITAL INC                          WFG INVESTMENTS INC
------------------------------------------ ------------------------------------------
KCD FINANCIAL INC                          WFP SECURITIES INC
------------------------------------------ ------------------------------------------
KELBRA SECURITIES LLC                      WHEELER SECURITIES
------------------------------------------ ------------------------------------------
KEYBANC CAPITAL MARKETS INC                WHITEHALL-PARKER SEC INC
------------------------------------------ ------------------------------------------
KEYSTONE CAPITAL CORPORATION               WILBANKS SECURITIES INC
------------------------------------------ ------------------------------------------
KMS FINANCIAL SERVICES INC                 WILEY BROS-AINTREE CAPITAL LLC
------------------------------------------ ------------------------------------------
KOVACK SECURITIES INC-BD                   WINEBRENNER CAPITAL PARTNERS LLC
------------------------------------------ ------------------------------------------
KW BROWN INVESTMENTS                       WOODBURY FINANCIAL SERVICES INC
------------------------------------------ ------------------------------------------
KW SECURITIES CORP                         WOODLANDS SEC CORP
------------------------------------------ ------------------------------------------
L.M. KOHN & CO                             WOODSTOCK FINANCIAL GROUP INC
------------------------------------------ ------------------------------------------
LABRUNERIE FINANCIAL SERVICES INC          WORKMAN SECURITIES CORPORATION
------------------------------------------ ------------------------------------------
LANGDON & SHAW SEC                         WORLD CAPITAL BROKERAGE INC
------------------------------------------ ------------------------------------------
LARA MILLARD & ASSOC                       WORLD CHOICE SECURITIES INC
------------------------------------------ ------------------------------------------
LASALLE STREET SEC LLC                     WORLD EQUITY GROUP INC
------------------------------------------ ------------------------------------------
LEADERS GRP INC, THE                       WORTH FINANCIAL GROUP INC
------------------------------------------ ------------------------------------------
LEGACY ASSET SECURITIES INC.               WRP INVESTMENTS INC
------------------------------------------ ------------------------------------------
LEGEND EQUITIES CORPORATION                WULFF HANSEN & COMPANY
------------------------------------------ ------------------------------------------
LEIGH BALDWIN & CO LLC                     WYOMING FIN SEC INC
------------------------------------------ ------------------------------------------
LFK INCORPORATED                           XCU CAPITAL CORP INC
------------------------------------------ ------------------------------------------
LIBERTY INVESTMENT                         ZIONS DIRECT INC
------------------------------------------ ------------------------------------------
LIBERTY PARTNERS FINANCIAL SERVICES LLC    WUNDERLICH SECURITIES INC.
------------------------------------------ ------------------------------------------